December 6, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:   JMB/245 Park Avenue Associates, Ltd.
      Commission File No. 0-13545
      Form 8-K

Gentlemen:

Transmitted, for the above-mentioned registrant, is the electronically filed executed copy of registrant's current report on Form 8-K.

Thank you.

Very truly yours,

JMB/245 Park Avenue Associates, Ltd.

By:   JMB Park Avenue, Inc.
      Corporate General Partner



      By:  GAILEN J. HULL
           ---------------------------
           Gailen J. Hull, Vice President


































                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT




               Pursuant to Section 13 or 5(d) of the
                  Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  November 21, 1996



               JMB/245 PARK AVENUE ASSOCIATES, LTD.
              --------------------------------------


       Illinois               0-13545            36-3265541
      ----------             ---------          ------------
      (State of             (Commission         (IRS Employer
     Organization)         File Number)      Identification No.)



        900 North Michigan Avenue, Chicago, Illinois  60611
       -----------------------------------------------------
   (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code:  (312) 915-1960
---------------------------------------------------------------------



                                N/A
   -------------------------------------------------------------
   (Former name or former address, if changed since last report)




               JMB/245 PARK AVENUE ASSOCIATES, LTD.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
     (a) On November 21, 1996, as part of an Amended Plan of Reorganization (the "Plan") as filed with, and confirmed by, the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and previously filed as Exhibit 10-H to the Registrant's Form 10-Q for the quarter ended September 30, 1996, the Registrant exchanged its general partner interest in a joint venture partnership which owned the 46 story 245 Park Avenue building in New York City for the general partner interest in the partnership described below. Prior to the restructuring described below, such interest was held through a joint venture with partners (the "O&Y partners") who were affiliates of Olympia & York Development, Ltd. ("O&Y").
     The restructuring was necessitated by the bankruptcy of each of the O&Y partners and certain other O&Y affiliates (but not the joint venture). In connection with the restructuring, the joint venture filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code in April 1996 seeking approval of a plan of reorganization by its creditors and the partners of the joint venture, including the Registrant and in August 1996, the Plan was filed with the Bankruptcy Court. The Plan was accepted by the various classes of claims and equity holders and confirmed by the Bankruptcy Court on September 20, 1996.
     The restructuring was completed and the Plan became effective on November 21, 1996. As a result of the restructuring, the Registrant owns (through a limited liability company of which the Registrant is a 99% managing member) a 5.619% general partner interest in a newly formed partnership, World Financial Properties, L.P. ("WFP LP"). The managing general partner of WFP LP is an entity affiliated with certain O&Y creditors and the proponents of the Plan. WFP LP's principal assets are majority and controlling interests in the following six office buildings:

       Property and Location               Net Rentable Area
      -----------------------             -------------------

    One World Financial Center           1,510,987 square feet
        New York, New York

    Two World Financial Center           2,581,228 square feet
        New York, New York

    Four World Financial Center          1,813,659 square feet
        New York, New York

         One Liberty Plaza               2,100,000 square feet
        New York, New York

          245 Park Avenue                1,617,779 square feet
        New York, New York

          53 State Street                1,120,162 square feet
       Boston, Massachusetts

               JMB/245 PARK AVENUE ASSOCIATES, LTD.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS - CONTINUED

     As part of the restructuring, the Registrant received certain rights pursuant to a JMB transaction agreement, a copy of which is an exhibit to this Form 8-K, together with the partnership agreement of WFP LP. The limited liability company in which the Registrant is a 99% managing member also has registration rights, in certain limited circumstances, for the interest it holds in WFP LP.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

      Exhibits:
10.1 Amended and Restated Agreement of Limited Partnership of World Financial Properties, L.P., dated November 21, 1996 by and among World Financial Properties, Inc., JMB/245 Park Avenue Holding Company, LLC, Battery Park Holdings Inc., Olympia & York Tower B Company, Canadian Imperial Bank of Commerce, WFP Holdings Limited Partnership, Emerald LP Holdings, Inc. and the other Persons identified on Schedule I as limited partners.

10.2 JMB Transaction Agreement, dated November 21, 1996, by and among World Financial Properties, L.P., World Financial
Properties, Inc., JMB/245 Park Avenue Associates, Ltd., JMB/245 Park Avenue Holding Company, LLC, Battery Park Holdings, Inc., Emerald LP Holdings, Inc., Canadian Imperial Bank of Commerce, and WFP Holdings Limited Partnership.


10.3 Limited Liability Company Agreement of JMB/245 Park Avenue Holding Company, LLC, dated as of November 12, 1996.
































                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           JMB/245 PARK AVENUE ASSOCIATES, LTD.

                           By:     JMB Park Avenue, Inc.
                                   Corporate General Partner




                           By:     GAILEN J. HULL
                                   Gailen J. Hull, Vice President

Date:   December 6, 1996


















































                           EXHIBIT INDEX


Exhibit                          Description             Page
-------                    --------------------         ------
10.1             Amended and Restated Agreement of       7-74
                 Limited Partnership of World
                 Financial Properties, L.P.,
                 dated November 21, 1996 by and
                 among World Financial Properties,
                 Inc., JMB/245 Park Avenue Holding
                 Company, LLC, Battery Park Holdings
                 Inc., Olympia & York Tower B Company,
                 Canadian Imperial Bank of Commerce,
                 WFP Holdings Limited Partnership,
                 Emerald LP Holdings, Inc. and the
                 other Persons identified on Schedule I
                 as limited partners.

10.2             JMB Transaction Agreement, dated       75-107
                 November 21, 1996, by and among
                 World Financial Properties, L.P.,
                 World Financial Properties, Inc.,
                 JMB/245 Park Avenue Associates, Ltd.,
                 JMB/245 Park Avenue Holding Company,
                 LLC, Battery Park Holdings, Inc.,
                 Emerald LP Holdings, Inc., Canadian
                 Imperial Bank of Commerce, and WFP
                 Holdings Limited Partnership.


10.3             Limited Liability Company Agreement    108-132
                 of JMB/245 Park Avenue Holding
                 Company, LLC, dated as of
                 November 12, 1996.